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                                                                    EXHIBIT 10.1

                             ROADHOUSE GRILL, INC.
                         1998 OMNIBUS STOCK OPTION PLAN

1.       PURPOSE

The purpose of this Stock Option Plan (the "Plan") is to promote the interest of Roadhouse Grill, Inc. (the "Company"), by providing directors, officers, key employees and other consultants of the Company with an opportunity to acquire a proprietary interest in the Company, and thereby develop a stronger incentive to contribute to the Company's continued success and growth. In addition, the ability to provide an opportunity to acquire a proprietary interest in the Company by the offering and availability of stock options will assist the Company in attracting and retaining the services of key personnel of outstanding ability.

2.       DEFINITIONS

Whenever used in the Plan, the following terms shall have the meaning set forth below:

2.1      "Board" means the Board of Directors of the Company.

2.2 "Code" means the Internal Revenue Code, as amended, and the rules and regulations promulgated thereunder.

2.3 "Committee" means the Committee which may be designated from time to time by the Board to administer the Plan. If so designated, the Committee may be composed of (i) not less than two persons (who need not be members of the Board) who are appointed from time to time to serve on the Committee by the Board, or (ii) not less than three persons (who need not be members of the Board) who are appointed from time to time to serve on the Committee by the Board and who qualify as "disinterested persons" within the meaning of Rule 16b-3 of the Securities and Exchange Act of 1934, as the same now exists or may hereafter be amended from time to time. In the absence of a designated committee, the Board shall be deemed to be the Committee for the purposes of this Plan.

2.4 "Fair Market Value" shall mean, as of a specified date, (1) the fair market value of the Stock as determined in good faith by the Board, taking into account restrictions on such Stock, if any, or (2) if the Stock is publicly traded, the average of the highest and lowest bid and ask prices of the Stock as reported by such responsible reporting agency as the Board may select, or if the Stock is reported on the basis of a closing sales price, the average of the highest and lowest sales price of the Stock as reported by such agency.

2.5 "Incentive Stock Option" or "ISO" means a stock option which is intended to qualify as an incentive stock option as defined in Section 422A of the Code.






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2.6      "Non-Statutory Stock Option" or "NSO" means a stock option to purchase stock that does not qualify as an incentive stock option as defined in
         Section 422A of the Code and any other tax-qualified discriminatory stock options which are currently or may be incorporated within the Code as it may from time to time be amended.

2.7 "Option" means, where required by the context of the Plan, an ISO and/or NSO granted pursuant to the Plan.

2.8 "Optionee" means a Participant in the Plan who has been granted one or more Options under the Plan.

2.9 "Participant" means an individual described in Section 5 of this Plan who may be granted Options under the Plan.

2.10     "Stock" means the Common Stock of the Company.

2.11 "Subsidiary" means any corporation, other than the Company, in an unbroken chain of Corporations beginning with the Company if each of the corporations other than the last corporation in an unbroken chain owns 50% or more of the voting stock in one of the other corporations in such chain.

3.       ADMINISTRATION

3.1 The Plan shall be administered by the Board, which shall have full power, subject to the provisions of the Plan, to grant Options, construe and interpret the Plan, establish rules and regulations with respect to the Plan and/or Options granted hereunder and perform all other acts, including the delegation of administrative responsibilities, that it believes reasonable and necessary.

3.2 The Board shall have the sole discretion, subject to the provisions of the Plan, to determine the Participants eligible to receive Options pursuant to the Plan and the amount, type, and terms of any Options and the terms and conditions of option agreements relating to any Option.

3.3 The Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem necessary to carry out the terms of the Plan.

3.4 Any decision made, or action taken, by the Board arising out of or in connection with the interpretation and administration of the Plan shall be final, conclusive and binding upon Optionees.

3.5 If the Board has appointed a Committee pursuant to Section 2.3 of the Plan, then the Committee shall administer the Plan and exercise the powers enumerated in Sections 3.1 through 3.4 with respect to such administration and other powers granted to the Board in this Plan, including, without limitation the right to grant Options pursuant to the Plan and to establish the Option price as provided in the Plan.




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4.       SHARES SUBJECT TO THE PLAN

The total number of shares of Stock reserved for issuance upon exercise of Options under the Plan is two hundred and thirty-six thousand (236,000) subject to any adjustments as may occur in accordance with Section 14 hereof. Such shares may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, as determined by the Board. If any Option granted under the Plan lapses or terminates for any reason before being completely exercised, the shares covered by the unexercised portion of such Option may again be made subject to Options under the Plan.

5.       ELIGIBLE PARTICIPANTS

The following persons are eligible to participate in the Plan and to be granted Options hereunder:

5.1 INCENTIVE STOCK OPTIONS: Incentive Stock Options may be granted only to any key employee of the Company, including any officer or director of the Company, who is in the regular, full-time employ of the Company.

5.2 NON-STATUTORY STOCK OPTIONS: Non-Statutory Stock Options may be granted to (i) any key employee of the Company, including any officer or director of the Company, who is in the regular, full-time employ of the Company; (ii) any non-employee director of the Company; or (iii) any consultant to, or other independent contractor of, the Company.

6.       GRANT OF OPTIONS

6.1 Subject to the terms, conditions, and limitations set forth in this Plan, the Company, by action of its Board, may from time to time grant Options to purchase shares of the Company's Stock to those eligible Participants as may be selected by the Board, in such amounts and on such other terms as the Board in its sole discretion shall determine. Such Options may be (i) "Incentive Stock Options" so designated by the Board and which when granted, are intended to qualify as incentive stock options as defined in Section 422A of the Code; (ii) "Non-Statutory Stock Options" so designated by the Board and which when granted do not qualify as incentive stock options under Section 422A of the Code; or (iii) a combination of both. The date on which the Board approves the granting of an Option shall be the date on which such Option is granted. Notwithstanding the foregoing, with respect to the grant of any Incentive Stock Option under the Plan, the aggregate Fair Market Value of Stock (determined as of the date the Option is granted) with respect to which such Options are exercisable for the first time by an Optionee in any calendar year (under all such stock option plans of the Company or subsidiaries) shall not exceed $100,000. Each grant of an Option under the Plan shall be evidenced by a written stock option agreement between the Company and the Optionee setting forth the terms and conditions not inconsistent with the Plan




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         under which the Option so granted may be exercised pursuant to the Plan and containing such other terms with respect to the Option as the Board in its sole discretion may determine.

 6.2 In its grant of any Options under the Plan, the Company may establish, as a condition of such Options, the requirement that the Optionee execute, upon exercise, a Stock Restriction Agreement in a form established from time to time by the Board, which may provide, among other things, that the Company shall have a right of first refusal to purchase the shares issuable upon exercise of the Option in the event of any attempted sale, and shares purchased pursuant to the exercise of such Option shall be subject to such Stock Restriction Agreement.

7.       OPTION PRICE; FORM OF PAYMENT

The purchase price for a share of Stock subject to an Option granted hereunder shall not be less than 100% of the Fair Market Value of the Stock, as defined in
Section 2.4 herein. Notwithstanding the foregoing and to the extent permitted by the Plan, in the case of an Incentive Stock Option granted to any Optionee then owning more than 10% of the voting power of all classes of the Company's stock, the purchase price per share of the Stock subject to such Stock shall be not less than 110% of the Fair Market Value of the Stock on the date of grant of the Incentive Stock Option, determined as provided in Section 2.4.

The purchase price of each share of Stock purchased upon the exercise of any Option shall be paid in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, or by delivery to the Company of an equivalent number of shares of Stock having a Fair Market Value on the date the Option is exercised equal to the exercise price of such Option, or by a combination of cash or check and such shares of Stock.

8.       EXERCISE OF OPTIONS

8.1 MANNER OF EXERCISE: An Option, or any portion thereof, shall be exercised by the Optionee delivering a written notice of exercise to the Board and paying to the Company the full purchase price of the shares acquired upon the exercise of the Option. Until certificates for the shares acquired upon the exercise of an Option are issued to an Optionee, such Optionee shall not have any rights of a shareholder.

8.2 LIMITATIONS AND CONDITIONS ON EXERCISE OF OPTIONS: In addition to any other limitations or conditions contained in this Plan or that may be imposed by the Board from time to time consistent with the Plan in the stock option agreements to be entered into with respect to Options granted hereunder, the following limitations and conditions shall apply to the exercise of Options granted under this Plan:

                           8.2.1. No Incentive Stock Option, by its terms shall be exercisable hereunder after the expiration of 10 years from the date of the grant thereof.





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                           8.2.2. With respect to any Incentive Stock Option
                           granted under the Plan, no Incentive Stock Options granted pursuant to the Plan to an eligible Participant then owning more than 10% of the voting power of all classes of the Company's stock (to the extent any Option may be granted under the Plan) may be exercised by its terms after the expiration of 5 years from the date of the grant thereof.

9.       INVESTMENT PURPOSE

Unless a registration statement under the Securities Act of 1933 is in effect with respect to Stock to be purchased or options to be granted under the Plan, the Company shall require that an Optionee agree with and represent to the Company in writing that he or she is acquiring such shares of Stock for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares of Stock other than by transfers which may occur by will or by the laws of descent and distribution. No shares of Stock may be transferred unless, in the opinion of counsel to the Company, such transfer shall at such time be in compliance with applicable securities laws. In addition, unless a registration statement under the Securities Act of 1933 is in effect with respect to the Stock to be purchased under the Plan, each certificate representing any shares of Stock issued to an Optionee hereunder shall have endorsed thereon legends in substantially the following form:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT") OR ANY STATE SECURITIES ACT AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT ANY SUCH TRANSFER IS NOT IN VIOLATION OF ANY SUCH LAWS. ANY SALES OF THE SHARES UNDER RULE 144 OF THE ACT SHALL REQUIRE PROVISION TO THE COMPANY OF SUCH INFORMATION AS IT MAY REQUEST FOR COMPLIANCE WITH THAT RULE, AND APPLICABLE STATE SECURITIES LAWS."

10.      TRANSFERABILITY OF OPTIONS

No Option granted under the Plan shall be transferable by an Optionee (whether by sale, assignment, hypothecation or otherwise) other than by will or the laws of descent and distribution. Options granted under the Plan shall be exercisable during the Optionee's lifetime only by Optionee.

11.      TERMINATION OF EMPLOYMENT

11.1 GENERALLY: Except as otherwise provided in this Section 11, if an Optionee is an employee of the Company and if his or her employment with the Company should be terminated (hereinafter "Termination of Employment"), other than by death or Disability (as hereinafter defined) the Optionee may, but only within thirty (30)




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         days after the date of the Optionee's Termination of Employment, exercise an Option granted under the Plan, but only to the extent the Optionee was entitled to exercise the Option at the date of Termination of Employment and only if the term of the Option has not expired. The exercise of an Option under this Section shall be deemed to have occurred one (1) day prior to the date of Termination of Employment.

11.2 DEATH OR DISABILITY OF OPTIONEE: In the event of the death or Disability of an Optionee prior to expiration of an Option held by him or her, the following provision shall apply:

                           11.2.1 If the Optionee is at the time of his or her death or Disability employed by the Company and has been in continuous employment (as determined by the Board in its sole discretion) since the date of the grant of the Option, then the Option may be exercised: (i) in the case of Disability, by the Optionee within one (1) year following the date of such Disability, but only to the extent the Optionee was entitled to exercise such Option at the time of his or her Disability; or (ii) in the case of death, by the Optionee's estate, or by a person who acquired the right to exercise the Option by will or the laws of descent or distribution within one (1) year from the date of the Optionee's death, but only to the extent to which Optionee was entitled to exercise the Option at the time of death. For the purpose of this Section, the term "Disability" shall have the meaning given to it in Section 22(e)(3) of the Code. The Disability of an Optionee within the meaning of
                           Section 22 (e)(3) shall be determined by the Board, in its sole discretion.

                           11.2.2 If the Optionee dies within thirty (30) days after the Termination of Employment, the Option may be exercised at any time within one (1) year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by will or the laws of descent or distribution but only to the extent the Optionee was entitled to exercise the Option at the time of Termination of Employment.

11.3 CANCELLATION OF OPTIONS: If the employment of an Optionee is terminated by the Company for cause, or if an Optionee enters into competition with or becomes employed by a competitor of the Company, or if the Optionee otherwise conducts himself or herself in a manner which the Board determines detrimental to the Company, then the Board shall have the right to cancel any Options granted to the Optionee under the Plan.

12.      SPECIAL RULES FOR NON-EMPLOYEE OPTIONS

12.1 CONDITIONS AND LIMITATIONS ON EXERCISE: If an Optionee who is a non-employee director, consultant or independent contractor of the Company ceases to be such a




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         director, consultant or independent contractor of the Company for any reason (hereinafter the "Termination Date"), then the Optionee may, but only within thirty (30) days after the Termination Date, exercise a NSO granted hereunder but only to the extent the Optionee was entitled to exercise the NSO on the Termination Date and only if the term of the NSO has not expired. In the event an Optionee who is a non-employee dies during his or her term as director, consultant or independent contractor then any NSO held by such Optionee may be exercised within one (1) year from the date of such Optionee's death, by the Optionee's estate, or by the person who acquired the right to exercise the Option by will or the laws of descent or distribution, but only to the extent the Optionee was entitled to exercise the Option at the time of death.

12.2 CANCELLATION OF OPTION: In the event an Optionee who is a non-employee director, consultant or independent contractor of the Company is removed as such for cause or default, or if an Optionee enters into competition with or becomes employed by a competitor of the Company, the Option of such person shall be deemed canceled.

12.3 APPLICABILITY OF OTHER PROVISIONS OF PLAN: Except as specifically set forth above, all other provisions of this Plan generally applicable to NSO's shall apply to any NSO granted to an Optionee who is a non-employee director, consultant or independent contractor of the Company.

13.      AMENDMENT AND TERMINATION OF THE PLAN

13.1 The Board, without approval by the shareholders of the Company, may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as may be in the best interests of the Company, provided, however, that no such amendment shall be made without approval of the shareholders which would: (a) materially modify the eligibility requirements for Options;
         (b) increase the total number of shares of Stock which may be issued pursuant to Options, except in accordance with Section 14 of the Plan;
         (c) reduce the minimum option price per share, except for adjustments made pursuant to Section 14 of the Plan; (d) extend the period of granting stock options; or (e) materially increase in any other way the benefits accruing to Optionees.

13.2 No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to him or her under the Plan.

13.3 The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Options meeting the requirements of future amendments or regulations of the Code.

14.      CHANGES IN CAPITAL STRUCTURE

14.1 In the event a stock dividend is declared upon the Stock or a stock split-up is




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         authorized, the shares of Stock then subject to each Option (and the number of shares reserved for issuance pursuant thereto) shall be increased proportionately and the purchase price per share proportionately decreased. In the event the Company declares or authorizes a reverse stock split or combination of shares, the shares of Stock subject to each option shall be proportionately reduced and the purchase price per share shall be proportionately increased. Subject to the provisions of Section 14.2, if the Stock shall be changed into or exchanged for a different number or class of shares of Stock, or other securities of the Company or of another corporation, whether through reorganization, recapitalization, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Option (and for each share of Stock then reserved for issuance pursuant thereto) the number and class of shares of Stock or other securities into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Option.

14.2 If the Company is dissolved or liquidated, or if the Company is not the surviving or resulting corporation, in connection with a merger or consolidation, then, in such event, in the sole discretion of the Committee, each Optionee may be granted the right to exercise an Option prior to the occurrence of the event otherwise terminating the Options, over such period and upon such terms as the Committee, in its sole and absolute discretion, shall determine.

15.      MISCELLANEOUS PROVISIONS

15.1 RIGHT TO CONTINUED EMPLOYMENT: No person shall have any claim or right to be granted an Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving an Optionee the right to continued employment with the Company. The Company further expressly reserves the right at any time to dismiss an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein or in a stock option agreement.

15.2 GOVERNING LAW: The Plan shall be administered in the State of Florida, and the validity, construction, interpretation, administration and all rights relating to the Plan shall be determined solely in accordance with the laws of such state.

16.      SHAREHOLDER APPROVAL AND EFFECTIVE DATES

The effective date of the Plan shall be July 1, 1998. Notwithstanding the foregoing, this Plan and any Option granted hereunder are contingent upon the approval of this Plan by the shareholders of the Company. No Option may be granted subsequent to June 30, 2008, provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or until such Options are canceled.





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